EXHIBIT 10.4

FREMONT MUTUAL INSURANCE COMPANY
SURPLUS NOTE

BY ACCEPTANCE AND AS PART OF THE CONSIDERATION FOR THE ISSUANCE OF THIS SURPLUS NOTE, THE PAYEE EXPRESSLY ACKNOWLEDGES THAT IT HAS BEEN INFORMED AND HAS ACKNOWLEDGED THAT THIS SURPLUS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE MICHIGAN UNIFORM SECURITIES ACT, OR THE SECURITIES LAWS OF ANY OTHER STATE AND THAT THE COMPANY HAS ISSUED THIS SURPLUS NOTE PURSUANT TO EXEMPTIONS FROM REGISTRATION AVAILABLE UNDER SUCH ACTS OR LAWS. THE PAYEE FURTHER EXPRESSLY ACKNOWLEDGES AND AGREES THAT IT IS NOT ACQUIRING THIS SURPLUS NOTE WITH A VIEW TOWARD A PUBLIC DISTRIBUTION OF IT AND THAT THIS SURPLUS NOTE MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO IT OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, THE MICHIGAN UNIFORM SECURITIES ACT, OR ANY OTHER APPLICABLE SECURITIES LAWS, OR UNLESS IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, THE TRANSFER QUALIFIES FOR AN EXEMPTION FROM THE REGISTRATION PROVISIONS OF THE FEDERAL AND STATE ACTS.

THIS SURPLUS NOTE HAS BEEN OFFERED FOR SALE ONLY IN THE STATE OF MICHIGAN TO RESIDENTS OF MICHIGAN AND NOT FOR RESALE TO NONRESIDENTS OF MICHIGAN. DURING THE PERIOD IN WHICH THE SURPLUS NOTES ARE BEING OFFERED AND SOLD BY THE ISSUER, AND FOR A PERIOD OF NINE MONTHS FROM THE DATE OF THE LAST SALE BY THE ISSUER, ALL RESALES OF THE SURPLUS NOTES BY ANY PERSON SHALL BE MADE ONLY TO PERSONS RESIDENT WITHIN MICHIGAN.

NON-NEGOTIABLE SURPLUS NOTE

$_________ Certificate No.____ Series B	Fremont, Michigan 2003

          Fremont Mutual Insurance Company, a mutual property and casualty insurance company, organized and existing under the provisions of the Michigan Insurance Code of 1956, as amended (the "Insurance Code"), and having its principal office at 933 E. Main Street, Fremont, Michigan 49412-9751 ("Fremont"), for value received hereby promises to pay to _______________,whose address is ____________________, ___________, MI (the "Payee"), at such place as the Payee shall designate from time to time, the principal sum of ____________________ ($_________) together with interest on the unpaid principal sum of this Surplus Note, subject to the following terms and conditions and the applicable provisions of the Insurance Code and the Rules and Regulations of the Michigan Office of Financial and Insurance Services (the "OFIS").

          Interest payable on this Surplus Note shall be calculated and accrue quarterly on the unpaid principal sum at an annualized rate of seven percent (7%) and on the basis of twelve (12) thirty (30) day months per year. The quarterly interest calculation date shall be the first day of each January, April, July and October until such time as the entire principal amount of this Surplus Note is repaid. Interest only shall be paid annually on the fifteenth (15th) day of March each year subject to authorization of the Commissioner of Insurance of the State of Michigan (the "Commissioner") under paragraph 1 below. The entire principal and all "accrued interest" (interest that has been earned but not paid, including cumulative interest that became payable but was not paid when due) on this Surplus Note shall be paid on September 30, 2007, or within fifteen (15) days of the authorization of the payment by the Commissioner if later than September 30, 2007. Any interest accrued on the principal sum which is not paid by Fremont on the date or dates specified herein shall automatically be deferred and carried forward cumulatively, subject to the terms, conditions and limitations contained herein, and paid by Fremont on the next succeeding date on which interest is payable hereunder; provided, however, that in no event shall additional interest accrue on any interest payment that is deferred and carried forward by Fremont as provided herein. The obligation of Fremont to pay the principal amount of this Surplus Note and interest hereon is subject to the following terms, conditions and limitations:

          1.     Notwithstanding any other provision of this Surplus Note, no part of the principal amount of this Surplus Note or unpaid cumulative accrued interest shall be paid or payable except after (a) Fremont has adequate surplus earnings available for such payment; (b) Fremont's Board of Directors shall have approved such payment; and (c) prior written authorization for such payment by the Commissioner pursuant to the applicable terms of the Insurance Code has been received by Fremont. Interest shall be paid and principal shall be retired only out of surplus earnings and with the approval of the Commissioner in accordance with Section 5836 (MCL 500.5836) of the Insurance Code. Surplus earnings shall be determined in accordance with statutory accounting principles consistent with accounting instructions promulgated by the OFIS. However, if Fremont obtains additional capital through another source, that capital may be used to replace this Surplus Note, subject to the Commissioner's approval.

          2.     No part of the principal amount of this Surplus Note or interest accrued hereon shall be paid or payable on demand of the Payee or otherwise without the consent of the Commissioner, or be carried, considered or reported as a legal liability of Fremont on its financial statements filed with the Commissioner. The outstanding principal amount of this Surplus Note shall be carried, considered and reported in all financial statements published by Fremont or filed with the Commissioner or with any other state in which the Company shall be qualified to do business as a special surplus account subject to Section 5836(MCL 500.5836) of the Insurance Code and the Rules and Regulations of the OFIS.

          3.     Repayment of the principal amount of this Surplus Note and payment of interest accrued hereon shall be and is hereby subordinated to the prior payment of, or provision for, all general liabilities of Fremont and the claims of policyholders and creditors of Fremont other than: (i) future Surplus Notes, or similarly subordinated obligations with which this Surplus Note shall rank pari passu, and (ii) any other indebtedness of Fremont which, by its own terms, is expressly subordinate to this Surplus Note. In the event of liquidation of Fremont, claims of surplus note holders are a class 8 claim under Section 8142 (MCL 500.8142) of the Insurance Code, which provides for the priority of distribution of claims, or will have the equivalent priority under any law that supersedes Section 8142.

          4.     No part of the principal sum or interest accrued on it shall be paid or payable on demand of the Payee, provided, however, in the event a company or individual acquires control (as defined in Section 115 of the Insurance Code), through one or more surplus notes other than these Series B Surplus Notes, of Fremont after this date, this Surplus Note shall become due and payable (subject to the conditions stated above concerning payment, including the Commissioner's approval of payment) as of the date of acquisition of control

          5.     In the event that Fremont is demutualized while any sums are due on this Surplus Note, subject to the rights of Fremont's members under Chapter 59 of the Insurance Code, MCL 500.5901, et seq., and subject to the approval of the Commissioner, in lieu of repayment of this Surplus Note, the Payee may be issued, at the Payee's option, stock in the stock company successor to Fremont in a manner approved by the Commissioner of the OFIS.

          6.     This Surplus Note shall inure to the benefit of, and be binding upon, the respective successors, nominees or assigns of the parties to it, provided, however, that no assignment of any rights or delegation of any obligations provided for in this Surplus Note shall be made by any party without the prior written consent of the other party and the Commissioner.

          7.     All payments shall be credited first to cumulative accrued but unpaid interest, if any, and the balance of such payment shall be credited to the principal amount of this Surplus Note.

          8.     No recourse shall be had for the payment of the principal amount of this Surplus Note or interest or for any claim based on this Surplus Note or otherwise in respect of it, against any officer, director, employee or agent, past, present or future of Fremont or any affiliate, predecessor or successor corporation, either directly or through the Company or otherwise whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being by the acceptance of this Surplus Note expressly waived and released.

          9.     This Surplus Note is issued and delivered in the State of Michigan, and its terms and provisions shall be interpreted, construed, enforced and observed in accordance with Michigan law. All financial determinations shall be made by using "statutory" accounting principles for insurance companies rather than generally accepted ("GAAP") accounting principles.

          10.     The terms of this Surplus Note may be amended, modified and altered from time to time by the prior written mutual agreement of the parties, subject to written approval of the Commissioner.

          11.     In establishing the interest rate on this Surplus Note, it is not the intention of the parties to violate the Michigan usury law. In no event shall the interest charged or received under this Surplus Note at any time exceed the maximum interest rate permitted under applicable law.

          12.     Any notice under this Surplus Note shall be deemed given or made (i) upon personal delivery or delivery by certified mail to the person to whom it is addressed, (ii) the day following delivery to a nationally recognized overnight courier service, or (iii) upon acknowledgement of receipt of any notice delivery by telecopy (fax). Notices shall be addressed to the party at the address appearing in the first paragraph of this Surplus Note. A party may specify a different address by notice given in accordance with this paragraph.

Witness:	Fremont Mutual Insurance Company

By
Richard E. Dunning, Its President